John Hancock Independence Diversified Core Equity Fund II
                Supplement to the Prospectus dated July 1, 2005


Independence Investments LLC ("Independence") acts as sub-adviser with respect to each of John Hancock Core Equity Fund, John Hancock Independence Diversified Core Equity Fund II and John Hancock Small Cap Fund (the "Funds"). Independence is currently a subsidiary of Manulife Financial Corporation ("Manulife"). A subsidiary of Manulife has entered into an agreement with the parent of Convergent Capital Management ("Convergent") pursuant to which substantially all of the assets of Independence will be transferred to a newly formed subsidiary ("New Independence") of Convergent. Convergent is an investment management holding company that currently operates through nine subsidiaries. Collectively, these Convergent subsidiaries have assets under management of approximately $8.5 billion. Convergent is a subsidiary of City National Corporation, a publicly traded financial services company located in California.

The Boards of Trustees with respect to each of the Funds has approved, subject to shareholder approval, the appointment of New Independence as the sub-adviser of each Fund on substantially the same terms as Independence currently serves as sub-adviser. Shareholders of the Funds will receive a proxy statement that contains more information regarding such proposal. The Boards of Trustees with respect to each Fund have also appointed New Independence as an interim sub-adviser for the period from the closing of the transaction described above, which is anticipated to occur on or about May 31, 2006, and continuing for a period of up to 150 days (or until the earlier approval of New Independence as sub-adviser by a Fund's shareholders). The appointment of New Independence as sub-adviser or as interim sub-adviser would not have any impact upon the role of John Hancock Advisers LLC as the adviser to each Fund or upon the fees paid by the Funds.



May 3, 2006

K00PS3 5/06